MORTGAGE



                      ADVANTUS MORTGAGE SECURITIES FUND

           SEMI-ANNUAL REPORT TO SHAREHOLDERS DATED MARCH 31, 2000
                                                                       [LOGO]




FIXED                 [GRAPHIC]
INCOME

ADVANTUS Mortgage Securities Fund

TABLE OF CONTENTS

PERFORMANCE UPDATE                 2

INVESTMENTS IN SECURITIES          7

STATEMENT OF ASSETS AND
LIABILITIES                       10

STATEMENT OF OPERATIONS           11

STATEMENTS OF CHANGES IN NET
ASSETS                            12

NOTES TO FINANCIAL STATEMENTS     13

SHAREHOLDER SERVICES              18

Letter from the President                                                [PHOTO]

Dear Shareholder:

Americans are enjoying the longest period of economic expansion in U.S. history. This period of growth, which began in March of 1992, recorded its eighth year of uninterrupted growth in March. To date, the Federal Reserve's actions to slow the nation's growth engine have not dramatically impacted the upward trend. Despite the run-up in interest rates over the past year, housing starts and auto sales, indicators of a robust economy, remain strong.

Around the globe we are seeing economic growth accelerate, albeit at a modest pace. Asia is rapidly recovering from the economic debacle of the late 90s. The Bank of Japan has kept interest rates near zero to further assist that country's recovery. In Europe, the Central Bank raised rates to support a weak euro and guard against inflation. Latin American economies, such as Brazil, are showing signs of increasing strength (e.g., lower inflation, job creation). No country comes close to the sustained economic vigor of the U.S., but many of the world's economies are growing.

Volatility in the stock market was frequent and dramatic throughout the six-months, with the wildest of the ride coming in early April, shortly after this reporting period ended. The first calendar quarter of the new millennium was a time of contrasts. For the first two months, the broad market was slightly down, with the growth sector of technology rising and the value sectors of the market falling. March was a reversal, with a strong rally in traditional value stocks and a pullback in the technology arena, adding to the market tumult. Technology, however, continues to drive the increased spending in businesses. As tech spending increases, so does productivity.

Interest rates also showed a mixed picture. The Federal Reserve raised the Fed Funds rate five times between June 1999 and March 2000. Each time only
 .25 percent, a cumulative increase of 1.25 percent over this 10-month period. However, longer maturity Treasury bond prices rose and their yields declined as the U.S. Treasury used some of the budget surplus to begin buying back Treasury bonds. Meanwhile, corporate bond yields increased.

In the pages that follow, your Fund's portfolio manager will give you his insight on the Fund's performance for this reporting period. Also, we are pleased to announce that you can now access your Advantus Funds data online through the Advantus web site: www.advantusfunds.com. To learn how you can access your Advantus Fund information through our internet site, call Advantus Shareholder Services at 1-800-665-6005.

We value your business and want to make doing business with us as easy for you as possible. Thank you for investing with Advantus.

Sincerely,

/s/ William N. Westhoff

William N. Westhoff, President
Advantus Funds

ADVANTUS Mortgage Securities Fund
PERFORMANCE UPDATE

[PHOTO]
KENT WEBER, CFA
The Advantus Mortgage Securities Fund is a mutual fund designed for investors seeking a high level of current income consistent with prudent investment risk. The Fund hopes to achieve its income objective by investing primarily in a diversified portfolio of mortgage-related securities.

  - Dividends declared daily and paid monthly.
  - Capital gains distributions paid annually.

Performance

The performance of your Advantus Mortgage Securities Fund for the six-month period ended March 31, 2000 was as follows for the three classes of shares currently outstanding:

Class A.....  2.25 percent*
Class B.....  1.87 percent*
Class C.....  1.87 percent*

The Fund's benchmark index, the Lehman Brothers Mortgage-Backed Securities Index** returned 1.77% for the same period.

Performance Analysis

Treasury yields and mortgage securities have been on a roller coaster ride over the past six months. During the first half of the period--October through December--spread products (i.e., mortgages and corporate bonds) ruled as Treasury yields rose and SPREADS fell. Spread, in this context, is the difference in yield between a like-maturity Treasury security and a mortgage security. Unfortunately for the spread sectors (mortgages, corporate bonds, and agency securities), the second half of the ride was a different story. The Treasury market came roaring back as yields plunged, while spreads climbed higher.

The Federal Reserve and the Treasury Department played key roles in the emergence of this constant tug-a-war between Treasury yields and mortgage spreads. First, the Federal Reserve continued to raise the hurdle on short-term interest rates as part of an ongoing effort to calm the market's fear of heightened inflation pressures. Second, the Treasury Department's debt buy back program proved to be long and larger than anticipated and ushered in an inverted yield curve.

The arrival of an inverted yield curve where long-term interest rates are less than short-term interest rates was not only a surprise, but a rare event. Inverted yield curves have only been observed three times in the past 20 years. Nevertheless, the inversion proved hard to handle as it produced significant turbulence in all sectors of the fixed income market. This turbulence became even more gut-wrenching as the Treasury Department announced new legislation that could materially affect the way that some giant government sponsored entities, such as Fannie Mae (Federal National Mortgage Association) and Freddie Mac (Federal Home Loan Mortgage Corporation) operate.

These second half events left all spread sectors feeling ill as the trend was clearly toward wider spreads and lower prices relative to Treasuries. This growing gap ultimately led to the under performance of most spread sectors in the first quarter 2000. The good news is that these sectors are attractively priced and offer historically large yield pick-ups over Treasury securities.

At the end of this reporting period, the Fund remains broadly diversified as evidenced by the breadth and depth of our asset allocation: 49 percent in

Collateralized Mortgage Obligations; 30 percent in Residential-Backed Securities; 14 percent in Commercial Mortgage-Backed Securities; 5 percent in Asset-Backed Securities, and 2 percent in Corporate and Preferred Stock.

Several investment themes influenced the relative performance of the Fund:

1) Early in 2000, as yields approached a three-year high, we extended the duration of the portfolio to 105 percent of the Lehman Mortgage Index (approximately 4.2 years). Yields subsequently ended the reporting period lower, which boosted returns.

2) Several of our whole loan mortgage securities received credit up-grades that allowed their spread to tighten and prices to rise, all things being equal.

3) We were underweighted in Fannie Mae and Freddie Mac securities, which underperformed other mortgage securities, especially Ginnie Mae. (Government National Mortgage Association).

4) We were overweighted in Ginnie Mae securities, which put in their best relative quarterly performance in over two years.

Outlook

We remain optimistic about our outlook for the mortgage market:

1) Yield spread advantages over Treasuries are at distressed levels. We have not seen yields this high since 1997 or spreads this wide since the global liquidity crisis of 1998. Remember one of the mortgage markets best relative performance runs in recent history followed in 1999.

2) Prepayment fundamentals continue to be strong. Housing turnover is running at a healthy pace; this is indeed a positive as most mortgage securities trade at a discount dollar price. Refinancing activity remains strong.

3) Credit fundamentals on prime quality residential and commercial mortgage securities remains solid.

    -- Mortgage securities tend to carry broad diversification and are not subject to "event risk" due to a leveraged buy out of the issuer.

    -- While real estate may still be an OLD economy industry, the value of residential homes, and therefore mortgages securities, are fueled by the growth of the new economy.

    -- Housing values have seen tremendous appreciation over the last three to five years and credit upgrades continue to dominate rating agency activities.

We forsee that the Federal Reserve is likely to maintain its gradualist approach to raising short-term interest rates until either the consumer or the stock market cries uncle. Until then, the spread sectors of the fixed income market likely have no choice but to maintain their ring side seats. Once the Federal Reserve is declared victor, liquidity should improve and send high volatility to the showers. The combination of these events should allow spreads to tighten and return the mortgage market to its championship form.

*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 4.5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. If these charges were reflected, performance would be reduced. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.
**The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged benchmark composite which includes all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA).

            COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000
                INVESTMENT IN ADVANTUS MORTGAGE SECURITIES FUND,
                LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX
                            AND CONSUMER PRICE INDEX

On the following three charts you can see how the total return for each of the three classes of shares of the Advantus Mortgage Securities Fund compared to the Lehman Brothers Mortgage-Backed Securities Index and the Consumer Price Index. The lines in the Class A graph represent the cumulative total return of a hypothetical $10,000 investment made on March 31, 1990 through March 31, 2000. The lines in the Class B and Class C graphs represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of Class B and Class C shares (August 19, 1994 and March 1, 1995, respectively) through March 31, 2000.

                                    CLASS A

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
Class A:
One year                      -2.00%
Five year                      6.23%
Ten year                       7.26%

(Thousands)

          CLASS A    CPI    LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX
3/31/90   $10,000  $10,000                                           $10,000
10/31/90  $10,088  $10,357                                           $10,652
10/31/91  $11,703  $10,660                                           $12,454
10/31/92  $12,662  $11,002                                           $13,469
10/31/93  $14,109  $11,297                                           $14,532
9/30/94   $13,497  $11,638                                           $14,300
9/30/95   $15,323  $11,894                                           $16,234
9/30/96   $16,062  $12,252                                           $17,176
9/30/97   $17,728  $12,523                                           $18,899
9/30/98   $19,276  $12,702                                           $20,530
9/30/99   $19,712  $13,036                                           $20,994
3/31/00   $20,154  $13,292                                           $21,365

                                    CLASS B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
          CLASS B:
One year                      -3.14%
Five year                      6.22%
Since inception (8/19/94)      6.31%

(Thousands)

                           LEHMAN BROTHERS   MORTGAGE-BACKED
         CLASS B    CPI    SECURITIES INDEX
8/19/94  $10,000  $10,000           $10,000
9/30/94   $9,928  $10,067            $9,874
9/30/95  $10,742  $10,289           $11,209
9/30/96  $11,297  $10,598           $11,859
9/30/97  $12,521  $10,833           $13,049
9/30/98  $13,633  $10,987           $14,175
3/30/99  $13,841  $11,276           $14,495
3/31/00  $14,102  $11,498           $14,752

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
          CLASS C:
One year                      1.95%
Five year                     6.42%
Since inception (3/1/95)      6.45%

(Thousands)

                           LEHMAN BROTHERS MORTGAGE-BACKED
         CLASS C    CPI           SECURITIES INDEX
3/1/95   $10,000  $10,000                          $10,000
9/30/95  $10,791  $10,146                          $10,793
9/30/96  $11,230  $10,450                          $11,419
9/30/97  $12,314  $10,682                          $12,565
9/30/98  $13,290  $10,834                          $13,649
9/30/99  $13,489  $11,119                          $13,957
3/31/00  $13,741  $11,338                          $14,204

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 4.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

                                         PRUDENT SECTOR DIVERSIFICATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Preferred Stock                    (1.0%)
Cash and Other
Assets/Liabilities                 (1.2%)
FNMA                              (12.4%)
FHLMC                              (0.9%)
Other Mortgage-Backed Securities  (66.6%)
GNMA                              (14.3%)
Vendee Mortgage Trust              (3.6%)

                              SOLID LIQUIDITY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other Assets/Liabilities       (1.2%)
Preferred Stock                         (1.0%)
Private 144A and Other Illquid Issues  (12.1%)
Public Issues                          (85.7%)

                                         HIGH QUALITY ASSETS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AAA Rated                          (45.1%)
AA Rated                           (12.2%)
A Rated                            (14.5%)
BBB Rated                          (23.1%)
BB Rated                            (2.9%)
Cash and Other Assets/Liabilities   (1.2%)
Preferred Stock                     (1.0%)

                                               ADVANTUS MORTGAGE SECURITIES FUND
                                                       INVESTMENTS IN SECURITIES

                                                                  MARCH 31, 2000

                                                                     (UNAUDITED)

           (Percentages of each investment category relate to total net assets.)

                                                                                                     MARKET
PRINCIPAL                                                                                           VALUE(a)
---------                                                                           -----------------------------------------
LONG-TERM DEBT SECURITIES (97.8%)
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (42.0%)
    Federal Home Loan Mortgage Corporation (FHLMC) (.9%)
$   455,886   .................................................   6.500%  12/01/23                 $   428,807
                                                                                                   -----------
    Federal National Mortgage Association (FNMA) (12.4%)
    500,000   .................................................   6.500%  11/01/29                     468,972
  1,100,000   (d)..............................................   7.500%  01/01/30                   1,080,750
    250,000   (d)..............................................   7.500%  01/01/30                     245,625
    250,000   (d)..............................................   7.500%  01/01/30                     245,625
  1,845,788   .................................................   6.500%  05/01/28                   1,732,370
    705,528   .................................................   6.500%  10/01/28                     663,336
    546,880   .................................................   7.000%  02/01/29                     527,794
    985,218   .................................................   7.000%  09/01/29                     947,151
                                                                                                   -----------
                                                                                                     5,911,623
                                                                                                   -----------
    Government National Mortgage Association (GNMA) (14.3%)
    558,995   .................................................   6.500%  11/15/28                     527,680
  1,251,176   .................................................   6.500%  03/15/29                   1,180,437
    925,273   .................................................   6.500%  03/15/29                     872,960
    644,706   .................................................   7.000%  08/15/29                     624,559
    856,739   .................................................   7.875%  05/15/17                     886,776
    493,203   .................................................   6.500%  03/15/29                     465,319
    749,999   .................................................   7.000%  03/15/29                     726,563
    399,999   .................................................   7.000%  04/15/29                     387,500
    500,000   (d)..............................................   8.000%  01/01/30                     505,312
    600,000   (d)..............................................   8.000%  01/01/30                     606,375
                                                                                                   -----------
                                                                                                     6,783,481
                                                                                                   -----------
    Mortgage Revenue Bonds (5.1%)
  1,547,368   Chase Mortgage Finanace Corporation..............   6.750%  02/25/25                   1,453,210
    322,573   First Union Residential..........................   7.661%  09/25/26                     303,893
    726,149   Residential Funding Mortgage.....................   7.000%  05/25/12                     687,039
                                                                                                   -----------
                                                                                                     2,444,142
                                                                                                   -----------
    Vendee Mortgage Trust (3.6%)
  1,066,426   (c)..............................................   7.210%  02/15/25                   1,041,141
    645,660   (c)..............................................   7.793%  02/15/25                     649,366
                                                                                                   -----------
                                                                                                     1,690,507
                                                                                                   -----------
    Whole Loan Mortgage-Backed (5.7%)
  1,247,935   Countrywide Home Loans...........................   7.250%  02/25/28                   1,182,144
  1,684,507   Residential Funding Mortgage.....................   7.000%  10/25/27                   1,528,421
                                                                                                   -----------
                                                                                                     2,710,565
                                                                                                   -----------
              Total U.S. government and agencies obligations
               (cost: $18,710,203)................................................                  19,969,125
                                                                                                   -----------

              See accompanying notes to investments in securities.

ADVANTUS Mortgage Securities Fund
Investments in Securities - continued

                                                                                                     MARKET
PRINCIPAL                                                                                           VALUE(a)
------------------------------------------------------------------------------------------------------------
OTHER MORTGAGE-BACKED SECURITIES (55.8%)
    Asset-Backed Securities (2.6%)
$ 1,329,176   Banco Hipotecario Nacional-144A Issue (b)(e).....   7.916%  07/25/09                 $ 1,217,027
                                                                                                   -----------
    Collateralized Mortgage Obligations (.5%)
    267,679   Collateralized Mortgage Trust....................   5.000%  07/01/18                     244,562
                                                                                                   -----------
    Commercial Mortgage-Backed Securities (10.4%)
         --   Asset Securitization Corporation (e)(f)..........  13.116%  08/13/29                   1,412,113
  1,000,000   Covenant Retirement Community....................   6.250%  12/01/22                     977,710
  1,000,000   Nomura Asset Securities Corporation..............   7.160%  04/13/36                     991,908
    750,000   Nomura Asset Securities Corporation..............   7.370%  04/13/36                     743,664
    832,000   Pleasant Hill Revenue Bond.......................   7.950%  09/20/15                     847,386
                                                                                                   -----------
                                                                                                     4,972,781
                                                                                                   -----------
    Mortgage Revenue Bonds (2.7%)
    690,000   California Housing Finance Agency................   8.160%  02/01/28                     703,206
    250,000   Pennsylvania Housing Finance.....................   7.410%  10/01/17                     250,324
    317,400   Wyoming Community Development....................   6.850%  06/01/10                     311,738
                                                                                                   -----------
                                                                                                     1,265,268
                                                                                                   -----------
    Whole Loan Mortgage-Backed (39.6%)
  1,277,929   Bear Stearns Mortgage Securities, Inc............   6.750%  04/30/30                   1,196,883
    699,680   Bear Stearns Mortgage Securities, Inc............   8.000%  11/25/29                     690,214
  1,712,422   Chase Mortgage Finance Corporation...............   6.750%  11/25/24                   1,609,283
  2,250,000   Countrywide Funding..............................   7.000%  06/25/24                   2,071,890
  1,150,000   CSFB Finance Company-144A Issue (e)..............   5.977%  11/15/05                     967,797
  1,296,908   DLJ Mortgage Acceptance Corporation..............   6.750%  01/25/24                   1,198,434
    514,183   GE Capital Mortgage Services, Inc................   6.000%  04/25/09                     488,513
    695,674   GE Capital Mortgage Services, Inc................   6.750%  09/25/12                     641,843
  1,246,021   GE Capital Mortgage Services, Inc................   7.000%  03/25/26                   1,179,072
    606,201   Norwest Mortgage, Inc............................   7.500%  12/25/26                     574,109
  1,050,312   Paine Webber Mortgage Acceptance Corporation.....   6.930%  02/25/24                     983,754
    605,440   Paine Webber Mortgage Acceptance Corporation.....   8.125%  07/25/09                     593,034
  1,132,989   Prudential Home Mortgage Securities..............   6.050%  04/25/24                   1,037,285
  1,292,292   Prudential Home Mortgage Securities..............   6.500%  10/25/23                   1,224,278
  1,263,067   Prudential Home Mortgage Securities..............   6.500%  04/25/26                   1,158,952
  1,466,219   Residential Funding Mortgage.....................   7.000%  10/25/23                   1,393,861
    506,531   Residential Funding Mortgage.....................   7.250%  07/25/11                     481,767
  1,516,899   Securitized Asset Sales, Inc.-144A Issue (e).....   6.808%  11/28/23                   1,379,089
                                                                                                   -----------
                                                                                                    18,870,058
                                                                                                   -----------
              Total other mortgage-backed securities (cost: $28,958,407)..........                  26,569,696
                                                                                                   -----------
              Total long-term debt securities (cost: $47,668,610).................                  46,538,821
                                                                                                   -----------

              See accompanying notes to investments in securities.

                                               ADVANTUS Mortgage Securities Fund
                                           Investments in Securities - continued

                                                                                                    MARKET
SHARES                                                                                             VALUE(a)
------                                                                             -----------------------------------------
PREFERRED STOCK (1.0%)
  FINANCIAL (1.0%)
    Real Estate Investment Trust (1.0%)
     11,000  Duke Realty Investments, Inc.-7.99%.................................                 $   493,625
                                                                                                  -----------
             Total preferred stock (cost: $550,000)..............................                     493,625
                                                                                                  -----------

PRINCIPAL
---------
SHORT-TERM SECURITIES (6.3%)
$ 2,196,533   Federated Money Market Obligations Trust - Prime
               Obligation Fund, current rate...................  5.800%                2,196,533
    800,000   MidAmerica Energy, Commercial Paper..............  6.147%  04/19/00        797,454
                                                                                     -----------
              Total short-term securities (cost: $2,994,115).....................      2,993,987
                                                                                     -----------
              Total investments in securities (cost: $51,212,725) (g)............    $50,026,433
                                                                                     ===========

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) The Fund held 2.6% of net assets in foreign securities as of March 31, 2000.
(c) Represents a debt security with a weighted average net pass-through rate which varies based on the pool of underlying collateral. The rate disclosed is the rate in effect at March 31, 2000.
(d) At March 31, 2000 the total cost of investments issued on a when-issued or forward commitment basis is $2,680,352.
(e) Represents ownership in an illiquid security. (See note 6 to the financial statements.) Information concerning the illiquid securities held at March 31, 2000, which includes acquisition date and cost, is as follows:

                                                                           ACQUISITION
  SECURITY:                                                                   DATE           COST
  ---------                                                                -----------  ---------------
  Asset Securitization Corporation.......................................    various    $     2,026,439
  Banco Hipotecario Nacional 144A Issue*.................................    various          1,185,555
  CSFB Finance Company 144A Issue*.......................................    various          1,145,969
  Securitized Asset Sales, Inc. 144A Issue*..............................    various          1,395,488
                                                                                        ---------------
                                                                                        $     5,753,451
                                                                                        ===============
  * A 144A Issue represents a security which has not been registered with the Securities and Exchange
    Commission under the Securities Act of 1933.

(f) Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimated timing and amount of future cash flows.
(g) At March 31, 2000 the cost of securities for federal income tax purposes was $51,230,293. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

  Gross unrealized appreciation......................................................  $ 237,526
  Gross unrealized depreciation......................................................  (1,441,386)
                                                                                       ---------
  Net unrealized depreciation........................................................  $(1,203,860)
                                                                                       =========

ADVANTUS MORTGAGE SECURITIES FUND
STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2000

(UNAUDITED)

                      ASSETS
Investments in securities, at market
 value - see accompanying schedule for
 detailed listing
 (identified cost: $51,212,725)........  $50,026,433
Cash in bank on demand deposit.........       5,461
Receivable for Fund shares sold........      23,598
Receivable for investment securities
 sold..................................     476,753
Accrued interest receivable............     331,386
                                         ----------
    Total assets.......................  50,863,631
                                         ----------
                    LIABILITIES
Payable for investment securities
 purchased.............................   3,067,098
Payable for Fund shares redeemed.......      63,977
Dividends payable to shareholders......      74,089
Payable to Adviser.....................      48,849
                                         ----------
    Total liabilities..................   3,254,013
                                         ----------
Net assets applicable to outstanding
 capital stock.........................  $47,609,618
                                         ==========
Represented by:
  Capital stock - authorized 10 billion
  shares (Class A - 2 billion shares,
  Class B - 2 billion shares, Class C -
  2 billion shares and 4 billion shares
  unallocated) of $.01 par value.......  $   46,758
  Additional paid-in capital...........  49,481,414
  Distributions in excess of net
  investment income....................    (136,266)
  Accumulated net realized losses from
  investments..........................    (595,996)
  Unrealized depreciation on
  investments..........................  (1,186,292)
                                         ----------
    Total - representing net assets
    applicable to outstanding capital
    stock..............................  $47,609,618
                                         ==========
Net assets applicable to outstanding
 Class A shares........................  $30,879,439
                                         ==========
Net assets applicable to outstanding
 Class B shares........................  $13,569,479
                                         ==========
Net assets applicable to outstanding
 Class C shares........................  $3,160,700
                                         ==========
Shares outstanding and net asset value
 per share:
  Class A - Shares outstanding
  3,034,651............................  $    10.18
                                         ==========
  Class B - Shares outstanding
  1,330,810............................  $    10.20
                                         ==========
  Class C - Shares outstanding
  310,328..............................  $    10.19
                                         ==========

                See accompanying notes to financial statements.

                                               ADVANTUS MORTGAGE SECURITIES FUND
                                                         STATEMENT OF OPERATIONS
                                   PERIOD FROM OCTOBER 1, 1999 TO MARCH 31, 2000

                                                                     (UNAUDITED)

Investment income:
  Interest.............................  $1,864,768
  Dividends............................     20,412
                                         ---------
      Total investment income..........  1,885,180
                                         ---------
Expenses (note 4):
  Investment advisory fee..............    144,151
  Rule 12b-1 - Class A.................     40,389
  Rule 12b-1 - Class B.................     69,230
  Rule 12b-1 - Class C.................     19,910
  Administrative services fee..........     37,200
  Custodian fees.......................      3,184
  Auditing and accounting services.....     11,397
  Legal fees...........................      4,000
  Directors' fees......................        493
  Registration fees....................     25,057
  Printing and shareholder reports.....     33,362
  Insurance............................      1,817
  Other................................      2,034
                                         ---------
      Total expenses...................    392,224
                                         ---------
  Less fees and expenses waived or
    absorbed by the Adviser:
    Other fund expenses................    (87,207)
                                         ---------
      Total net expenses...............    305,017
                                         ---------
      Investment income - net..........  1,580,163
                                         ---------
Realized and unrealized losses on
  investments:
  Net realized losses on investments...    (62,255)
  Net change in unrealized appreciation
    or depreciation on investments.....   (562,176)
                                         ---------
      Net losses on investments........   (624,431)
                                         ---------
Net increase in net assets resulting
  from operations......................  $ 955,732
                                         =========

                See accompanying notes to financial statements.

ADVANTUS MORTGAGE SECURITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS
PERIOD FROM OCTOBER 1, 1999 TO MARCH 31, 2000 AND YEAR ENDED SEPTEMBER 30, 1999

(UNAUDITED)

                                            2000         1999
                                         -----------  -----------
Operations:
  Investment income - net..............  $ 1,580,163  $ 3,027,139
  Net realized loss on investments.....      (62,255)     (65,331)
  Net change in unrealized appreciation
    or depreciation on investments.....     (562,176)  (1,911,573)
                                         -----------  -----------
    Increase in net assets resulting
      from operations..................      955,732    1,050,235
                                         -----------  -----------
Distributions to shareholders from net
  investment income:
    Class A............................   (1,097,602)  (2,161,384)
    Class B............................     (418,528)    (697,922)
    Class C............................     (119,617)    (248,515)
Tax return of capital:
    Class A............................            -      (25,263)
    Class B............................            -       (8,157)
    Class C............................            -       (2,905)
                                         -----------  -----------
        Total distributions............   (1,635,747)  (3,144,146)
                                         -----------  -----------
Capital share transactions (notes 4 and
  5):
  Proceeds from sales:
    Class A............................    1,935,531    6,839,761
    Class B............................    1,634,875    6,350,510
    Class C............................      412,715    4,626,359
  Proceeds from issuance of shares as a
    result of reinvested dividends:
    Class A............................      716,892    1,450,093
    Class B............................      341,866      583,352
    Class C............................      107,343      225,596
  Payments for redemption of shares:
    Class A............................   (4,952,493)  (5,521,715)
    Class B............................   (2,280,926)  (2,457,525)
    Class C............................   (2,425,275)  (3,893,536)
                                         -----------  -----------
    Increase (decrease) in net assets
      from capital share
      transactions.....................   (4,509,473)   8,202,895
                                         -----------  -----------
    Total increase (decrease) in net
      assets...........................   (5,189,488)   6,108,984
Net assets at beginning of period......   52,799,107   46,690,123
                                         -----------  -----------
Net assets at end of period (including
  undistributed (distributions in
  excess of) net investment income of
  ($136,266)
  and ($80,682), respectively).........  $47,609,618  $52,799,107
                                         ===========  ===========

                See accompanying notes to financial statements.

                                               ADVANTUS MORTGAGE SECURITIES FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                  MARCH 31, 2000

(1) ORGANIZATION

    The Advantus Mortgage Securities Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek a high level of current income consistent with prudent investment risk.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of Rule 12b-1 fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    The Fund's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central Time). Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

    Delivery and payment for securities which have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations. As of March 31, 2000, the Fund had entered into outstanding when-issued or forward commitments of $2,680,352. The Fund has segregated assets, with the Fund's custodian, to cover such when-issued and forward commitment transactions.

ADVANTUS Mortgage Securities Fund
Notes to Financial Statements - continued

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains (losses) may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income (loss) or realized gains (losses) were recorded by the Fund.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared daily and paid monthly in cash or reinvested in additional shares. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS

    For the period ended March 31, 2000, purchases of securities and proceeds from sales, other than temporary investments in short-term securities, aggregated $20,695,967 and $25,045,991, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS

    The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser), a wholly-owned subsidiary of Minnesota Life Insurance Company (Minnesota Life). Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent (PFPC Global Fund Services, formerly First Data Investor Services Group). Prior to October 26, 1998, the Fund's transfer agent was Minnesota Life. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .575 percent.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays fees to Ascend Financial Services, Inc. (Ascend), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a service fee up to .25 percent of average daily net assets of Class A shares. Prior to February 1, 1999, the Class A Plan provided for a distribution fee up to .30 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee. Prior to February 1, 1999, Ascend waived that portion of Class A
Rule 12b-1 fees which exceeded, as a percentage of average daily net assets, .25 percent.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reporting fees, legal, auditing and accounting services fees and other miscellaneous expenses.

                                               ADVANTUS Mortgage Securities Fund
                                       Notes to Financial Statements - continued

(4) EXPENSES AND RELATED PARTY TRANSACTIONS - (CONTINUED)

    The Fund has entered into a shareholder and administrative services agreement with Minnesota Life Insurance Company (Minnesota Life). Under this agreement, the Fund pays an administrative service fee equal to $6,200 per month to Minnesota Life for accounting, auditing, legal and other administrative services which Minnesota Life provides. Prior to August 1, 1999, the administrative services fee was $5,700 per month. In addition, for shareholder services performed by Minnesota Life, the Adviser will pay Minnesota Life an annual account servicing fee as agreed by the Adviser and Minnesota Life.

    Advantus Capital directly incurs and pays the Fund's operating expenses and the Fund in turn reimburses Advantus Capital. For the period ended March 31, 2000, Advantus Capital voluntarily agreed to absorb $87,207 in expenses that were otherwise payable by the Fund.

    Sales charges received by Ascend for distributing the Fund's three classes of shares amounted to $73,738.

    As of March 31, 2000, Minnesota Life and subsidiaries and the directors and officers of the Fund as a whole owned 631,592 Class A shares which represents
20.8 percent of the total outstanding Class A shares.

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $2,825.

(5) CAPITAL SHARE TRANSACTIONS

    Transactions in shares for the period ended October 1, 1999 to March 31, 2000 and the year ended September 30, 1999 were as follows:

                                                CLASS A               CLASS B               CLASS C
                                          -------------------   -------------------   -------------------
                                            2000       1999       2000       1999       2000       1999
                                          --------   --------   --------   --------   --------   --------
Sold....................................   190,198    647,824    160,762    602,510     40,830    441,108
Issued for reinvested distributions.....    70,691    138,280     33,297     55,494     10,563     21,471
Redeemed................................  (488,544)  (525,955)  (224,465)  (232,573)  (238,252)  (369,048)
                                          --------   --------   --------   --------   --------   --------
                                          (227,655)   260,149    (30,406)   425,431   (186,859)    93,531
                                          ========   ========   ========   ========   ========   ========

(6) RESTRICTED SECURITIES

    At March 31, 2000, investments in securities includes issues which generally cannot be offered for sale to the public without first being registered under the Securities Act of 1933 (restricted securities). In the event the securities are registered, those carrying registration rights allow for the issuer to bear all the related costs; for issues without rights, the Fund may incur such costs. The Fund currently limits investments in securities that are not readily marketable, including restricted securities, to 10% of net assets at the time of the purchase. Securities are valued by procedures described in note 2. The aggregate value of restricted and illiquid securities held by the Fund at March 31, 2000 was $3,776,026 which represents 12.1% of net assets.

ADVANTUS Mortgage Securities Fund
Notes to Financial Statements - continued

(7) FINANCIAL HIGHLIGHTS

    Per share data for a share of capital stock and selected information for each period are as follows:

                                                                 CLASS A
                                      -------------------------------------------------------------
                                      PERIOD FROM
                                      OCTOBER 1,
                                        1999 TO
                                       MARCH 31,               YEAR ENDED SEPTEMBER 30,
                                         2000      ------------------------------------------------
                                      (UNAUDITED)    1999      1998      1997      1996    1995(a)
                                      -----------  --------  --------  --------  --------  --------
Net asset value, beginning of
  period............................    $ 10.30    $ 10.75   $ 10.54   $ 10.23   $ 10.36   $  9.70
                                        -------    -------   -------   -------   -------   -------
Income from investment operations:
  Net investment income.............        .33        .69       .64       .70       .62       .67
  Net gains (losses) on securities
    (both realized and
    unrealized).....................       (.10)      (.45)      .25       .33      (.13)      .65
                                        -------    -------   -------   -------   -------   -------
    Total from investment
      operations....................        .23        .24       .89      1.03       .49      1.27
                                        -------    -------   -------   -------   -------   -------
Less distributions:
  Dividends from net investment
    income..........................       (.35)      (.68)     (.65)     (.72)     (.62)     (.61)
  Tax return of capital.............          -       (.01)     (.03)        -         -         -
                                        -------    -------   -------   -------   -------   -------
    Total distributions.............       (.35)      (.69)     (.68)     (.72)     (.62)     (.61)
                                        -------    -------   -------   -------   -------   -------
Net asset value, end of period......    $ 10.18    $ 10.30   $ 10.75   $ 10.54   $ 10.23   $ 10.36
                                        =======    =======   =======   =======   =======   =======
Total return (b)....................       2.25%      2.26%     8.73%    10.37%     4.83%    13.53%
Net assets, end of period (in
  thousands)........................    $30,879    $33,617   $32,268   $28,089   $23,692   $25,317
Ratio of expenses to average daily
  net assets (d)....................        .95%(e)     .95%     .95%      .95%     1.26%     1.29%
Ratio of net investment income
  (loss) to average daily net
  assets (d)........................       6.56%(e)    6.29%    6.02%     6.77%     6.05%     6.23%
Portfolio turnover rate (excluding
  short-term securities)............       41.4%     127.1%    152.5%     85.1%    125.2%    203.7%

------------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(c)  Commencement of operations.
(d) The Fund's Adviser and Distributor voluntarily waived or absorbed $87,207, $125,275, $134,706, $121,780, $35,718, and $36,128 in expenses for the period ended March 31, 2000, and the years ended September 30, 1999, 1998, 1997, 1996 and 1995, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.30%, 1.21%, 1.29%, 1.37%, 1.40% and 1.42%, respectively, and the ratio of net investment income to average daily net assets would have been 6.23%, 6.03%, 5.68%, 6.35%, 5.91% and 6.10%, respectively. If Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.07%, 1.94%, 1.99%, 2.07%, 2.09% and 2.11%, respectively, and the ratio of net investment income to average daily net assets would have been 5.48%, 5.33%, 5.04%, 5.71%, 5.30% and 5.26%, respectively. If Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.07%, 1.94%, 1.99%, 2.07%, 2.08% and 2.11%, respectively, and the ratio of net investment income to average daily net assets would have been 5.42%, 5.34%, 5.11%, 5.74%, 5.32% and 5.20%, respectively.
(e)  Adjusted to an annual basis.

                                               ADVANTUS Mortgage Securities Fund
                                       Notes to Financial Statements - continued

                                                               CLASS B
                                      ----------------------------------------------------------
                                      PERIOD FROM
                                      OCTOBER 1,
                                        1999 TO
                                       MARCH 31,             YEAR ENDED SEPTEMBER 30,
                                         2000      ---------------------------------------------
                                      (UNAUDITED)    1999      1998     1997     1996    1995(a)
                                      -----------  --------  --------  -------  -------  -------
Net asset value, beginning of
  period............................    $ 10.33    $ 10.77   $ 10.56   $10.24   $10.37   $ 9.70
                                        -------    -------   -------   ------   ------   ------
Income from investment operations:
  Net investment income.............        .29        .61       .57      .63      .54      .53
  Net gains (losses) on securities
    (both realized and
    unrealized).....................       (.11)      (.44)      .24      .33     (.13)     .67
                                        -------    -------   -------   ------   ------   ------
    Total from investment
      operations....................        .18        .17       .81      .96      .41     1.20
                                        -------    -------   -------   ------   ------   ------
Less distributions:
  Dividends from net investment
    income..........................       (.31)      (.60)     (.57)    (.64)    (.54)    (.53)
  Tax return of capital.............          -       (.01)     (.03)       -        -        -
                                        -------    -------   -------   ------   ------   ------
    Total distributions.............       (.31)      (.61)     (.60)    (.64)    (.54)    (.53)
                                        -------    -------   -------   ------   ------   ------
Net asset value, end of period......    $ 10.20    $ 10.33   $ 10.77   $10.56   $10.24   $10.37
                                        =======    =======   =======   ======   ======   ======
Total return (b)....................       1.87%      1.51%     7.92%    9.65%    4.06%   12.74%
Net assets, end of period (in
  thousands)........................    $13,569    $14,057   $10,079   $6,079   $3,375   $1,084
Ratio of expenses to average daily
  net assets (d)....................       1.71%(e)    1.70%    1.70%    1.70%    2.01%    2.05%
Ratio of net investment income
  (loss) to average daily net
  assets (d)........................       5.81%(e)    5.57%    5.33%    6.08%    5.38%    5.32%
Portfolio turnover rate (excluding
  short-term securities)............       41.4%     127.1%    152.5%    85.1%   125.2%   203.7%

                                                               CLASS C
                                      ----------------------------------------------------------
                                      PERIOD FROM
                                      OCTOBER 1,                                    PERIOD FROM
                                        1999 TO                                      MARCH 01,
                                       MARCH 31,      YEAR ENDED SEPTEMBER 30,      1995(c) TO
                                         2000      ------------------------------  SEPTEMBER 30,
                                      (UNAUDITED)   1999    1998    1997    1996       1995
                                      -----------  ------  ------  ------  ------  -------------
Net asset value, beginning of
  period............................    $10.31     $10.76  $10.55  $10.23  $10.37     $ 9.90
                                        ------     ------  ------  ------  ------     ------
Income from investment operations:
  Net investment income.............       .29        .61     .57     .63     .54        .31
  Net gains (losses) on securities
    (both realized and
    unrealized).....................      (.10)      (.45)    .24     .33    (.14)       .47
                                        ------     ------  ------  ------  ------     ------
    Total from investment
      operations....................       .19        .16     .81     .96     .40        .78
                                        ------     ------  ------  ------  ------     ------
Less distributions:
  Dividends from net investment
    income..........................      (.31)      (.60)   (.57)   (.64)   (.54)      (.31)
  Tax return of capital.............         -       (.01)   (.03)      -       -          -
                                        ------     ------  ------  ------  ------     ------
    Total distributions.............      (.31)      (.61)   (.60)   (.64)   (.54)      (.31)
                                        ------     ------  ------  ------  ------     ------
Net asset value, end of period......    $10.19     $10.31  $10.76  $10.55  $10.23     $10.37
                                        ======     ======  ======  ======  ======     ======
Total return (b)....................      1.87%      1.50%   7.92%   9.66%   4.07%      7.91%
Net assets, end of period (in
  thousands)........................    $3,161     $5,126  $4,343  $2,187  $1,139     $  321
Ratio of expenses to average daily
  net assets (d)....................      1.71%(e)   1.70%   1.70%   1.70%   2.01%      2.05%(e)
Ratio of net investment income
  (loss) to average daily net
  assets (d)........................      5.76%(e)   5.58%   5.40%   6.11%   5.39%      5.26%(e)
Portfolio turnover rate (excluding
  short-term securities)............      41.4%     127.1%  152.5%   85.1%  125.2%     203.7%

------------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(c)  Commencement of operations.
(d) The Fund's Adviser and Distributor voluntarily waived or absorbed $87,207, $125,275, $134,706, $121,780, $35,718, and $36,128 in expenses for the period ended March 31, 2000, and the years ended September 30, 1999, 1998, 1997, 1996 and 1995, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.30%, 1.21%, 1.29%, 1.37%, 1.40% and 1.42%, respectively, and the ratio of net investment income to average daily net assets would have been 6.23%, 6.03%, 5.68%, 6.35%, 5.91% and 6.10%, respectively. If Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.07%, 1.94%, 1.99%, 2.07%, 2.09% and 2.11%, respectively, and the ratio of net investment income to average daily net assets would have been 5.48%, 5.33%, 5.04%, 5.71%, 5.30% and 5.26%, respectively. If Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.07%, 1.94%, 1.99%, 2.07%, 2.08% and 2.11%, respectively, and the ratio of net investment income to average daily net assets would have been 5.42%, 5.34%, 5.11%, 5.74%, 5.32% and 5.20%, respectively.
(e)  Adjusted to an annual basis.

Shareholder Services

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that may apply.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account - subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of "dollar-cost averaging".

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

AUTOMATIC INVESTMENT PLAN: This special purchase plan enables you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAS, OTHER QUALIFIED PLANS: You can use the Advantus Family of Funds for your Traditional, Roth or Education Individual Retirement Account or other qualified plans including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 7:30 a.m. to 5:15 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

INTERNET ADDRESS:  www.AdvantusFunds.com

HOW TO INVEST

You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Ascend Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005) or visit www.AdvantusFunds.com.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., selects the Fund's investments.)

Advantus Capital Management, Inc. manages twelve mutual funds containing $3.7 billion in assets in addition to $10.9 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 14 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund
Advantus Real Estate Securities Fund

   THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS. THIS MAY BE USED AS SALES
                                 LITERATURE IN
   CONNECTION WITH THE OFFER OR SALE OF THE ADVANTUS MORTGAGE SECURITIES FUND
        IF PRECEDED OR ACCOMPANIED BY (a) THE CURRENT PROSPECTUS FOR THE
             ADVANTUS MORTGAGE SECURITIES FUND, AND (b) THE CURRENT
                    ADVANTUS MUTUAL FUND PERFORMANCE REPORT.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                                     [LOGO]

                        [ADVANTUS -TM- FAMILY OF FUNDS]
                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-800-AFS-1838
                                (1-800-237-1838)

ASCEND FINANCIAL SERVICES, INC.                               PRESORTED STANDARD
400 ROBERT STREET NORTH                                        U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                          ST. PAUL, MN
                                                                PERMIT NO. 3547

ADDRESS SERVICE REQUESTED

F.48640 Rev. 5-2000